UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

DELUXE CORPORATION

(Exact name of registrant as specified in its charter)

MN	1-7945	41-0216800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 S. Marquette Ave., Minneapolis, MN	55402-2807
(Address of principal executive offices)	(Zip Code)

(651) 483-7111

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

On August 6, 2025, Deluxe Corporation, a Minnesota corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with JPMorgan Chase Bank, National Association, a national bank (“Seller”). Subject to the terms and conditions of the Purchase Agreement, on the date of the Purchase Agreement (the “Closing Date”), the Company acquired certain assets, intellectual property rights and customer contracts of Seller (as more particularly described in the Purchase Agreement, the “Purchased Assets”) related to Seller’s CheckMatch electronic check conveyance service business, and assumed certain liabilities of Seller related to the Purchased Assets (the “Transaction”).

The aggregate purchase price payable to Seller in connection with the Transaction is $25,000,000, (i) $12,500,000 of which was paid on the Closing Date, and (ii) $12,500,000 of which will be paid 180 days following the Closing Date.

The Purchase Agreement contains customary representations and warranties, affirmative and negative covenants tailored to the Purchased Assets (including non-competition and non-solicitation covenants), and indemnification provisions.

SECTION 7 - REGULATION FD

Item 7.01	Regulation FD Disclosure.

On August 6, 2025, the Company issued a press release announcing the Company’s entry into the Purchase Agreement, which press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Deluxe Corporation, dated August 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELUXE CORPORATION

Dated: August 7, 2025	By:	/s/ Jeffrey L. Cotter
	Name:	Jeffrey L. Cotter
	Title:	Senior Vice President, Chief Administrative Officer and General Counsel